UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 2, 2026

EQV Ventures Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42729	98-1810179
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 Center Drive Park City, Utah	84098
(Address of principal executive offices)	(Zip Code)

(405) 870-3781

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-third of one redeemable warrant	EVAC U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	EVAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	EVAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2026, board of directors (the “Board”) of EQV Ventures Acquisition Corp. II (the “Company”) appointed Derek Rush as a member of the Board, increasing the total number of members currently serving on the Board to seven. Mr. Rush has been appointed to the audit committee of the Board. The Board has determined that Mr. Rush is an “independent director” as defined in the New York Stock Exchange listing standards and applicable rules of the U.S. Securities and Exchange Commission. There are no arrangements or understandings between Mr. Rush and any other persons or entities pursuant to which he was appointed as a director. Mr. Rush is not party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K. Mr. Rush has not received any compensation from the Company in connection with his appointment or service on the Board or on any committee of the Board.

On July 2, 2026, the Company entered into an indemnification agreement with Mr. Rush that requires the Company to indemnify Mr. Rush to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified. The foregoing summary of the indemnification agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnification agreement, included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-287926), filed on June 10, 2025)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2026	EQV VENTURES ACQUISITION CORP. II

	By:	/s/ Tyson Taylor
	Name:	Tyson Taylor
	Title:	President and Chief Financial Officer

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